Exhibit 99.2

Q1 2026 Conference Call May 5, 2026 Atomera Incorporated 1

Safe Harbor This presentation contains forward - looking statements concerning Atomera Incorporated (““ Atomera ,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “woul d,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forwar d - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those disclosed in the section "Risk Factors" included in our Annual Report on Form 10 - K filed with the SEC on February 24, 2026 (the “Annual Report ”). In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward - looking statements will be achieved or occur. This presentation contains only basic information concerning Atomera . The Company’s filings with the Securities Exchange Commission, including the Annual Report, include more information about factors that could affect the Company’s operating and financial results. We assume no obligation to update information contained in this presentation. Although this presentation m ay remain available on the Company's website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Atomera Incorporated 2

3 Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $750B semiconductor market Mears Silicon Technology (MST ® ) Quantum Engineered Materials

Atomera’s technology in AI ► Gate All Around transistors are the building blocks of AI ▪ Used on CPUs, GPUs, networking and logic ► Advanced transistors benefit from MST’s dopant control ▪ Improves performance, yield, reliability and lowers cost ► Next gen DRAMs face the same challenges as GAA ► Atomera’s MST is a fundamental tool to advancing AI ▪ Keeps Moore’s law moving forward

MST technology focus areas Atomera 5 MST for Advanced Logic Nodes MST for RF - SOI MST for Power MST for DRAM MST for GaN

RF GaN – New market for MST

- **GaN on Si is ideal for the RF market**
  - Silicon substrates are cost effective and scalable
- **GaN on Si growth has challenges**
  - Unwanted, ionized Ga and Al atoms increase sheet charge at Si substrate interface
  - "Parasitic Channel" created between Si and GaN
    - Reduces output power, lowers efficiency, worsens linearity, and limits high-frequency operation
- **MST mitigates parasitic channel formation**
  - Suppresses free Al, Ga ions at Si interface
  - Enables greater adoption of GaN/Si in RF market
- **Breakthrough results open new market for MST**



GaN stack
AlN nucleation
Si substrate
GaN stack
AlN nucleation
Si substrate with MST
MST
Parasitic channel
Standard GaN on Silicon
GaN on Silicon with MST

Atomera Incorporated 6

Financial Review Atomera Incorporated 7 Income Statement ($ in thousands, except per-share data) March 31, 2026 December 31, 2025 March 31, 2025 REVENUE 11$ 50$ 4$ Gross Profit (115) (81) 4 OPERATING EXPENSES Research & Development 3,457 2,740 3,255 General and Administration 2,333 1,505 2,088 Selling and Marketing 419 286 124 TOTAL OPERATING EXPENSES 6,209 4,531 5,467 OPERATING LOSS (6,324) (4,612) (5,463) Other Income (Expense) 251 187 254 NET LOSS (6,073)$ (4,425)$ (5,209)$ Net Loss Per Share (0.17)$ (0.14)$ (0.17)$ Weighted average shares outstanding 35,256 31,590 30,243 ADJUSTED EBITDA (NON-GAAP) (4,909)$ (3,265)$ (4,442)$ ADJUSTED EBITDA PER SHARE (0.14)$ (0.10)$ (0.15)$ Balance Sheet Information Cash, equivalents & ST investments 41,090$ 19,210$ 24,123$ Debt - - - Three Months Ended

GAAP to Non - GAAP Reconciliation Atomera Incorporated 8 Reconciliation of GAAP to Non-GAAP Operating Expenses ($ in thousands, except per-share data) March 31, 2026 December 31, 2025 March 31, 2025 GAAP R&D Expenses 3,457$ 2,740$ 3,255$ Subtract Stock Comp Expense (534) (516) (459) Subtract Depreciation and Amortization (5) (5) (5) Adjusted Non-GAAP Research & Development Expenses 2,918$ 2,219$ 2,791$ GAAP G&A Expenses 2,333 1,505 2,088 Subtract Stock Comp Expense (829) (795) (599) Subtract Depreciation and Amortization (4) (8) (7) AdjustedNon-GAAP G&A Expenses 1,500$ 702$ 1,482$ GAAP Sales & Mktg Expenses 419 286 124 Subtract Stock Comp Expense (43) (23) 49 Subtract Depreciation and Amortization - - - Adjusted Non-GAAP Sales&Mktg Expenses 376$ 263$ 173$ Total Non-GAAP Operating Expenses 4,794$ 3,184$ 4,446$

We collaborate with customers to improve their products, through integration of MST, so that both companies benefit financially Mission Statement Atomera Incorporated 9

Thank You Atomera Incorporated 10